SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2004

                                      CWT

                                  (Depositor)

   (Issuer in respect of Countrywide Alternative Loan Trust 2004-5CB, Series

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2004


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2004


                             Payment Date: 12/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
          Countrywide Alternative Loan Trust 2004-5CB, Series 2004-5CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        71,289,913.48    6.000000%     3,199,954.56    356,431.81    3,556,386.36       0.00      17.76
                        2A1        61,916,704.26    5.000000%       665,664.88    257,986.27      923,651.15       0.00       0.00
                        3A1        42,822,489.10    5.250000%     1,052,325.97    187,348.39    1,239,674.36       0.00       0.00
                        PO            415,887.37    0.000000%         9,429.67          0.00        9,429.67       0.00       0.00
Residual                AR                  0.00    6.000000%             0.00          0.12            0.12       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           3,599,911.30    5.493292%         9,451.52     16,479.08       25,930.60       0.00       0.39
                        B1          1,542,427.23    5.493292%         4,049.62      7,060.67       11,110.29       0.00       0.17
                        B2            719,825.50    5.493292%         1,889.89      3,295.10        5,184.99       0.00       0.08
                        B3            719,825.50    5.493292%         1,889.89      3,295.10        5,184.99       0.00       0.08
                        B4            514,077.09    5.493292%         1,349.70      2,353.26        3,702.96       0.00       0.06
                        B5            308,734.67    5.493292%           810.58      1,413.27        2,223.85      -0.00       0.03
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        183,849,795.50     -            4,946,816.29    835,663.06    5,782,479.35     -           18.56
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        68,089,958.92             17.76
                                2A1        61,251,039.38              0.00
                                3A1        41,770,163.13              0.00
                                PO            406,457.70              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           3,590,459.78              0.39
                                B1          1,538,377.61              0.17
                                B2            717,935.61              0.08
                                B3            717,935.61              0.08
                                B4            512,727.39              0.06
                                B5            307,924.09              0.03
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        178,902,979.21             18.56
--------------------------------------------------------------------------------

                             Payment Date: 12/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
          Countrywide Alternative Loan Trust 2004-5CB, Series 2004-5CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    71,289,913.48     6.000000% 12667FDB8    36.976595      4.118694    786.803316
                           2A1    61,916,704.26     5.000000% 12667FDC6     9.907349      3.839710    911.623024
                           3A1    42,822,489.10     5.250000% 12667FDD4    21.835493      3.887431    866.720114
                           PO        415,887.37     0.000000% 12667FDE2    21.629938      0.000000    932.339723
Residual                   AR              0.00     6.000000% 12667FDF9     0.000000      1.178124      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       3,599,911.30     5.493292% 12667FDG7     2.572332      4.484958    977.181989
                           B1      1,542,427.23     5.493292% 12667FDH5     2.572332      4.484958    977.181989
                           B2        719,825.50     5.493292% 12667FDJ1     2.572332      4.484958    977.181989
                           B3        719,825.50     5.493292% 12667FDX0     2.572332      4.484958    977.181989
                           B4        514,077.09     5.493292% 12667FDY8     2.572332      4.484958    977.181989
                           B5        308,734.67     5.493292% 12667FDZ5     2.572332      4.484958    977.181989
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     183,849,795.50       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
          Countrywide Alternative Loan Trust 2004-5CB, Series 2004-5CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        71,506,968.66    63,878,346.55    43,517,664.00
Loan count                    496              503              358
Avg loan rate           6.538225%        5.383730%        5.843232%
Prepay amount        3,136,198.12       423,443.16       889,697.10

                          Total
                          -----
Prin balance       178,902,979.21
Loan count                   1357
Avg loan rate                5.96
Prepay amount        4,449,338.38

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        12,586.04        12,966.27         8,556.23
Sub servicer fees       18,450.68         7,531.79        12,440.78
Trustee fees               560.39           484.16           334.33


Agg advances                  N/A              N/A              N/A
Adv this period         16,046.89         5,725.48        11,896.06

                          Total
                          -----
Master serv fees        34,108.54
Sub servicer fees       38,423.24
Trustee fees             1,378.87


Agg advances                  N/A
Adv this period         33,668.43

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy              42,875.07        33,306.27        23,818.66
Fraud                1,800,034.32     1,398,305.21       999,984.47
Special Hazard       1,838,497.95             0.00             0.00

                          Total
                          -----
Bankruptcy             100,000.00
Fraud                4,198,324.00
Special Hazard       1,838,497.95


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.982513%           100.000000%            176,444,994.21
   -----------------------------------------------------------------------------
   Junior            4.017487%             0.000000%              7,385,360.08
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          31                 3,942,048.54
60 to 89 days                           3                   271,312.60
90 or more                              0                         0.00
Foreclosure                             1                   277,405.01

Totals:                                35                 4,490,766.15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,782,479.35          5,782,479.35
Principal remittance amount            4,946,816.29          4,946,816.29
Interest remittance amount               835,663.06            835,663.06